Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS AND SIX MONTHS ENDED NOVEMBER 1, 2009 AND NOVEMBER 2, 2008
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	November 1,	November 2,	% Over	November 1,	November 2,
	2009	2008	(Under)	2009	2008

Net sales	$49,716	52,263	(4.9)%	100.0%	100.0%
Cost of sales	40,582	49,115	(17.4)%	81.6%	94.0%
Gross profit	9,134	3,148	190.2%	18.4%	6.0%

Selling, general and
administrative expenses	5,385	4,439	21.3%	10.8%	8.5%
Restructuring (credit) expense	(184)	8,634	N.M.	(0.4)%	16.5%
Income (loss) from operations	3,933	(9,925)	N.M.	7.9%	(19.0	) %

Interest expense	342	663	(48.4)%	0.7%	1.3%
Interest income	(16)	(21)	(23.8)%	(0.0)%	(0.0	) %
Other expense (income)	103	(250)	N.M.	0.2%	(0.5	) %
Income (loss) before income taxes	3,504	(10,317)	N.M.	7.0%	(19.7	) %

Income taxes*	625	30,551	N.M.	17.8%	N.M.
Net income (loss)	$2,879	(40,868)	N.M.	5.8%	N.M.

Net income (loss) per share-basic	$0.23	$(3.23)	N.M.
Net income (loss) per share-diluted	$0.22	$(3.23)	N.M.
Average shares outstanding-basic	12,671	12,650	0.2%
Average shares outstanding-diluted	12,852	12,650	1.6%

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	November 1,	November 2,	% Over	November 1,	November 2,
	2009	2008	(Under)	2009	2008

Net sales	$95,193	111,585	(14.7)%	100.0%	100.0%
Cost of sales	78,473	101,035	(22.3)%	82.4%	90.5%
Gross profit	16,720	10,550	58.5%	17.6%	9.5%

Selling, general and
administrative expenses	10,280	9,823	4.7%	10.8%	8.8%
Restructuring (credit) expense	(343)	9,036	N.M.	(0.4)%	8.1%
Income (loss) from operations	6,783	(8,309)	N.M.	7.1%	(7.4	) %

Interest expense	699	1,095	(36.2)%	0.7%	1.0%
Interest income	(28)	(55)	(49.1)%	(0.0)%	(0.0	) %
Other expense (income)	617	(236)	N.M.	0.6%	(0.2	) %
Income (loss) before income taxes	5,495	(9,113)	N.M.	5.8%	(8.2	) %

Income taxes*	740	30,975	N.M.	13.5%	N.M.
Net income (loss)	$4,755	(40,088)	N.M.	5.0%	N.M.

Net income (loss) per share-basic	$0.38	$(3.17)	N.M.
Net income (loss) per share-diluted	$0.37	$(3.17)	N.M.
Average shares outstanding-basic	12,662	12,649	0.1%
Average shares outstanding-diluted	12,804	12,649	1.2%

* Percent of sales column for income taxes is calculated as a % of income (loss) before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
NOVEMBER 1, 2009, NOVEMBER 2, 2008 AND MAY 3, 2009
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	November 1,	November 2,	(Decrease)			* May 3,
	2009	2008	Dollars	Percent		2009

Current assets
Cash and cash equivalents	$19,575	8,522	11,053	129.7%		11,797
Accounts receivable	16,771	18,801	(2,030)	(10.8	) %	18,116
Inventories	21,834	36,307	(14,473)	(39.9	) %	23,978
Deferred income taxes	58	-	58	100.0%		54
Assets held for sale	160	4,827	(4,667)	(96.7	) %	1,209
Income taxes receivable	384	-	384	100.0%		210
Other current assets	972	1,100	(128)	(11.6	) %	1,264
Total current assets	59,754	69,557	(9,803)	(14.1	) %	56,628

Property, plant & equipment, net	24,795	26,802	(2,007)	(7.5	) %	24,253
Goodwill	11,462	11,593	(131)	(1.1	) %	11,593
Other assets	2,769	2,975	(206)	(6.9	) %	2,820

Total assets	$98,780	110,927	(12,147)	(11.0	) %	95,294

Current liabilities
Current maturities of long-term debt	$4,863	7,383	(2,520)	(34.1	) %	4,764
Current portion of obligation under a capital lease	280	692	(412)	(59.5	) %	626
Accounts payable - trade	16,416	19,192	(2,776)	(14.5	) %	17,030
Accounts payable - capital expenditures	377	1,020	(643)	(63.0	) %	923
Accrued expenses	6,455	5,259	1,196	22.7%		6,504
Accrued restructuring	345	1,790	(1,445)	(80.7	) %	853
Income taxes payable - current	329	1,074	(745)	(69.4	) %	83
Total current liabilities	29,065	36,410	(7,345)	(20.2	) %	30,783

Accounts payable - capital expenditures	188	1,000	(812)	(81.2	) %	638
Income taxes payable - long-term	3,603	742	2,861	385.6%		3,264
Deferred income taxes	1,078	1,185	(107)	(9.0	) %	974
Obligation under capital lease	-	280	(280)	(100.0	) %	-
Long-term debt , less current maturities	11,568	24,803	(13,235)	(53.4	) %	11,604

Total liabilities	45,502	64,420	(18,918)	(29.4	) %	47,263

Shareholders' equity	53,278	46,507	6,771	14.6%		48,031

Total liabilities and
shareholders' equity	$98,780	110,927	(12,147)	(11.0	) %	95,294

Shares outstanding	12,888	12,653	235	1.9%		12,768

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 1, 2009 AND NOVEMBER 2, 2008
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts
	November 1,	November 2,
	2009	2008 (2)

Cash flows from operating activities:
Net income (loss)	$4,755	(40,088)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation	2,052	4,723
Amortization of other assets	286	208
Stock-based compensation	440	219
Deferred income taxes	8	33,761
Restructuring expenses, net of gain on sale of related assets	(113)	7,812
Loss on impairment of equipment	60	-
Foreign currency exchange losses (gains)	554	(289)
Changes in assets and liabilities, net of effects of acquisition of business:
Accounts receivable	1,356	8,237
Inventories	2,147	522
Other current assets	286	196
Other assets	(31)	88
Accounts payable	(671)	(3,112)
Accrued expenses	(126)	(2,981)
Accrued restructuring	(508)	358
Income taxes	181	(2,702)
Net cash provided by operating activities	10,676	6,952

Cash flows from investing activities:
Capital expenditures	(1,976)	(1,333)
Net cash paid for acquisition of business	-	(11,365)
Proceeds from the sale of equipment	285	-
Net cash used in investing activities	(1,691)	(12,698)

Cash flows from financing activities:
Proceeds from the issuance of long-term debt	-	11,000
Payments on vendor-financed capital expenditures	(797)	(874)
Payments on capital lease obligation	(346)	(412)
Payments on long-term debt	-	(237)
Debt issuance costs	(15)	(106)
Proceeds from common stock issued	45	21
Net cash (used in) provided by financing activities	(1,113)	9,392

Effect of exchange rate changes on cash and cash equivalents	(94)	(38)

Increase in cash and cash equivalents	7,778	3,608

Cash and cash equivalents at beginning of period	11,797	4,914

Cash and cash equivalents at end of period	$19,575	8,522

Free Cash Flow (1)	$7,748	4,295

(1) Free Cash Flow reconciliation is as follows:		2nd Qtr	2nd Qtr
		FY 2010	FY 2009
A)	Net cash provided by operating activities	$10,676	6,952
B)	Minus: Capital Expenditures	(1,976)	(1,333)
C)	Add: Proceeds from the sale of buildings and equipment	285	-
D)	Minus: Payments on vendor-financed capital expenditures	(797)	(874)
E)	Minus: Payments on capital lease obligation	(346)	(412)
F)	Effects of exchange rate changes on cash and cash equivalents	(94)	(38)
		$7,748	4,295

 (2)  Certain prior year amounts have been reclassified to conform to current year presentation to reflect the effects of foreign exchange losses and gains on operating cash flows and cash and cash equivalents held as of November 1, 2009 and November 2, 2008. Reclassifications are not material to total net cash provided by operating activities, total net cash used in investing activities, and total total net cash (used in) provided by financing activities.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED NOVEMBER 1, 2009 AND NOVEMBER 2, 2008
(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts						Percent of Total Sales
	November 1,		November 2,		% Over		November 1,	November 2,
Net Sales by Segment	2009		2008		(Under)		2009	2008

Mattress Fabrics	$28,202		28,048		0.5%		56.7%	53.7%
Upholstery Fabrics	21,514		24,215		(11.2	) %	43.3%	46.3%

Net Sales	$49,716		52,263		(4.9	) %	100.0%	100.0%

Gross Profit by Segment							Gross Profit Margin

Mattress Fabrics	$5,896		5,084		16.0%		20.9%	18.1%
Upholstery Fabrics	3,281		1,277		156.9%		15.3%	5.3%
Subtotal	9,177		6,361		44.3%		18.5%	12.2%

Restructuring related charges	(43)	(1)	(3,213)	(1)	N.M.		(0.1)%	(6.1	) %

Gross Profit	$9,134		3,148		190.2%		18.4%	6.0%

Selling, General and Administrative expenses by Segment							Percent of Sales

Mattress Fabrics	$1,856		1,833		1.3%		6.6%	6.5%
Upholstery Fabrics	2,183		2,081		4.9%		10.1%	8.6%
Unallocated Corporate expenses	1,346		523		157.4%		2.7%	1.0%
Subtotal	5,385		4,437		21.4%		10.8%	8.5%

Restructuring related charges	-	(1)	2	(1)	(100.0	) %	0.0%	0.0%

Selling, General and Administrative expenses	$5,385		4,439		21.3%		10.8%	8.5%

Operating Income (loss) by Segment							Operating Income (Loss) Margin

Mattress Fabrics	$4,041		3,251		24.3%		14.3%	11.6%
Upholstery Fabrics	1,097		(804)		N.M.		5.1%	(3.3	) %
Unallocated corporate expenses	(1,346)		(523)		(157.4	) %	(2.7)%	(1.0	) %
Subtotal	3,792		1,924		97.1%		7.6%	3.7%

Restructuring credit (expense) and restructuring related charges	141	(1)	(11,849)	(1)	N.M.		0.3%	(22.7	) %

Operating income (loss)	$3,933		(9,925)		N.M.		7.9%	(19.0	) %

Depreciation by Segment

Mattress Fabrics	$880		935		(5.9	) %
Upholstery Fabrics	240		439		(45.3	) %
Subtotal	1,120		1,374		(18.5	) %
Accelerated depreciation - Upholstery Fabrics	-		2,090		(100.0	) %
Total Depreciation	1,120		3,464		(67.7	) %

Notes:

(1) See page 6 for detailed explanations of restructuring and related (credits) charges.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED NOVEMBER 1, 2009 AND NOVEMBER 2, 2008
(Amounts in thousands)

	SIX MONTHS ENDED (UNAUDITED)

	Amounts						Percent of Total Sales
	November 1,		November 2,		% Over		November 1,		November 2,
Net Sales by Segment	2009		2008		(Under)		2009		2008

Mattress Fabrics	$54,476		63,610		(14.4	) %	57.2%		57.0%
Upholstery Fabrics	40,717		47,975		(15.1	) %	42.8%		43.0%

Net Sales	$95,193		111,585		(14.7	) %	100.0%		100.0%

Gross Profit by Segment							Gross Profit Margin

Mattress Fabrics	$10,658		11,428		(6.7	) %	19.6%		18.0%
Upholstery Fabrics	6,076		2,347		158.9%		14.9%		4.9%
Subtotal	16,734		13,775		21.5%		17.6%		12.3%

Restructuring related charges	(14)	(1)	(3,225)	(1)	N.M.		(0.0	) %	(2.9	) %

Gross Profit	$16,720		10,550		58.5%		17.6%		9.5%

Selling, General and Administrative expenses by Segment							Percent of Sales

Mattress Fabrics	$3,665		3,961		(7.5	) %	6.7%		6.2%
Upholstery Fabrics	4,216		4,565		(7.6	) %	10.4%		9.5%
Unallocated Corporate expenses	2,399		1,293		85.5%		2.5%		1.2%
Subtotal	10,280		9,819		4.7%		10.8%		8.8%

Restructuring related charges	-	(1)	4	(1)	(100.0	) %	0.0%		0.0%

Selling, General and Administrative expenses	$10,280		9,823		4.7%		10.8%		8.8%

Operating Income (loss) by Segment							Operating Income (Loss) Margin

Mattress Fabrics	$6,993		7,467		(6.3	) %	12.8%		11.7%
Upholstery Fabrics	1,860		(2,218)		N.M.		4.6%		(4.6	) %
Unallocated corporate expenses	(2,399)		(1,293)		(85.5	) %	(2.5	) %	(1.2	) %
Subtotal	6,454		3,956		63.1%		6.8%		3.5%

Restructuring credit (expense) and restructuring related charges	329	(1)	(12,265)	(1)	N.M.		0.3%		(11.0	) %

Operating income (loss)	$6,783		(8,309)		N.M.		7.1%		(7.4	) %

Depreciation by Segment

Mattress Fabrics	$1,779		1,693		5.1%
Upholstery Fabrics	273		940		(71.0	) %
Subtotal	2,052		2,633		(22.1	) %
Accelerated depreciation	-		2,090		(100.0	) %
Total depreciation	2,052		4,723		(56.6	) %

Notes:

(1) See page 7 for detailed explanations of restructuring and related (credits) charges.

CULP, INC.
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED NOVEMBER 1, 2009 AND NOVEMBER 2, 2008
(Amounts in Thousands)

	THREE MONTHS ENDED (UNAUDITED)

	As Reported					November 1, 2009		As Reported					November 2, 2008		Adjusted
	November 1,	% of		% of		Adjusted	% of	November 2,	% of		% of		Adjusted	% of	% Over
	2009	Sales	Adjustments	Sales		Results	Sales	2008	Sales	Adjustments	Sales		Results	Sales	(Under)

Net sales	$49,716	100.0%	-			49,716	100.0%	52,263	100.0%	-			52,263	100.0%	-4.9%
Cost of sales	40,582	81.6%	(43)	-0.1%	(1)	40,539	81.5%	49,115	94.0%	(3,213)	-6.1%	(3)	45,902	87.8%	-11.7%
Gross Profit	9,134	18.4%	(43)	-0.1%		9,177	18.5%	3,148	6.0%	(3,213)	-6.1%		6,361	12.2%	44.3%

Selling, general and
administrative expenses	5,385	10.8%	-	0.0%		5,385	10.8%	4,439	8.5%	(2)	0.0%	(3)	4,437	8.5%	21.4%
Restructuring (credit) expense	(184)	-0.4%	184	0.4%	(2)	-	0.0%	8,634	16.5%	(8,634)	-16.5%	(4)	-	0.0%	0.0%
Income (loss) from operations	3,933	7.9%	141	0.3%		3,792	7.6%	(9,925)	-19.0%	(11,849)	-22.7%		1,924	3.7%	97.1%

Interest expense	342	0.7%	-	0.0%		342	0.7%	663	1.3%	-	0.0%		663	1.3%	-48.4%
Interest income	(16)	0.0%	-	0.0%		(16)	0.0%	(21)	0.0%	-	0.0%		(21)	0.0%	-23.8%
Other expense (income)	103	0.2%	-	0.0%		103	0.2%	(250)	-0.5%	-	0.0%		(250)	-0.5%	141.2%
Income (loss) before income taxes	$3,504	7.0%	141	0.3%	(5)	3,363	6.8%	(10,317)	-19.7%	(11,849)	-22.7%	(6)	1,532	2.9%	119.5%

Notes:

(1) The $43 restructuring related charge represents other operating costs associated with a closed plant facility.

(2) The $184 restructuring credit represents a credit for employee termination benefits of $200 offset by a charge for lease termination and other exit costs of $16.

(3)   The $3.2 million restructuring related charge represents $2.1 million for accelerated depreciation, $1.1 million for inventory markdowns, and $15 for other operating costs associated with closed plant facilities. The $2 restructuring related charge represents other operating costs associated with closed plant facilities.

(4) The $8.6 million represents $7.8 million for write-downs of a building and equipment, $460 for lease termination and other exit costs, and $362 for employee termination benefits.

(5) This $141 represents a cash credit.

(6) Of this total charge, $839 and $11.0 million represent cash and non-cash charges, respectively.

CULP, INC.
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 1, 2009 AND NOVEMBER 2, 2008
(Amounts in Thousands)

	SIX MONTHS ENDED (UNAUDITED)

	As Reported					November 1, 2009		As Reported					November 2, 2008		Adjusted
	November 1,	% of		% of		Adjusted	% of	November 2,	% of		% of		Adjusted	% of	% Over
	2009	Sales	Adjustments	Sales		Results	Sales	2008	Sales	Adjustments	Sales		Results	Sales	(Under)

Net sales	$95,193	100.0%	-			95,193	100.0%	111,585	100.0%	-			111,585	100.0%	-14.7%
Cost of sales	78,473	82.4%	(14)	0.0%	(1)	78,459	82.4%	101,035	90.5%	(3,225)	-2.9%	(3)	97,810	87.7%	-19.8%
Gross Profit	16,720	17.6%	(14)	0.0%		16,734	17.6%	10,550	9.5%	(3,225)	-2.9%		13,775	12.3%	21.5%

Selling, general and
administrative expenses	10,280	10.8%	-	0.0%		10,280	10.8%	9,823	8.8%	(4)	0.0%	(3)	9,819	8.8%	4.7%
Restructuring (credit) expense	(343)	-0.4%	343	0.4%	(2)	-	0.0%	9,036	8.1%	(9,036)	-8.1%	(4)	-	0.0%	0.0%
Income (loss) from operations	6,783	7.1%	329	0.3%		6,454	6.8%	(8,309)	-7.4%	(12,265)	-11.0%		3,956	3.5%	63.1%

Interest expense	699	0.7%	-	0.0%		699	0.7%	1,095	1.0%	-	0.0%		1,095	1.0%	-36.2%
Interest income	(28)	0.0%	-	0.0%		(28)	0.0%	(55)	0.0%	-	0.0%		(55)	0.0%	-49.1%
Other expense (income)	617	0.6%	-	0.0%		617	0.6%	(236)	-0.2%	-	0.0%		(236)	-0.2%	361.4%
Income (loss) before income taxes	$5,495	5.8%	329	0.3%	(5)	5,166	5.4%	(9,113)	-8.2%	(12,265)	-11.0%	(6)	3,152	2.8%	63.9%

Notes:

(1) The $14 restructuring related charge represents a charge of $64 for other operating costs associated with closed plant facilities offset by a credit of $50 for inventory markdowns.

(2)   The $343 restructuring credit represents a credit of $169 for employee termination benefits, a credit of $113 for sales proceeds received on equipment with no carrying value, and a credit of $61 for lease termination and other exit costs.

(3)   The $3.2 million represents restructuring related charges of $2.1 million for accelerated depreciation, $1.1 million for inventory markdowns, and $27 for other operating costs associated with closed plant facilities. The $4 represents restructuring related charges for other operating costs associated with closed plant facilities.

(4) The $9.0 million represents $7.8 million for write-downs of a building and equipment, $776 for employee termination benefits, and $447 for lease termination and other exit costs.

(5) Of this total credit, $279 and $50 represent cash and non-cash credits, respectively.

(6) Of this total charge, $1.3 million and $11.0 million represent cash and non-cash charges, respectively.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED NOVEMBER 1, 2009
(UNAUDITED)

	Operating Income
	Six Months		Return on
	Ended	Average	Avg.
	November	Capital	Capital
	1,	Employed	Employed
	2009 (1)	(3)	(2)
Mattress Fabrics	$6,993	$46,983	29.8%
Upholstery Fabrics	1,860	9,558	38.9%
(less: Unallocated Corporate)	(2,399)	(5,252)	N/A
Total	$6,454	$51,289	25.2%

	As of the three Months Ended November 1, 2009				As of the three Months Ended August 2, 2009				As of the three Months Ended May 3, 2009
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	56,686	19,598	22,496	98,780	57,772	16,128	18,511	92,411	58,626	22,078	14,590	95,294
Total liabilities	(10,625)	(10,461)	(24,416)	(45,502)	(10,138)	(7,670)	(24,427)	(42,235)	(11,372)	(10,999)	(24,892)	(47,263)

Subtotal	$46,061	$9,137	$(1,920)	$53,278	$47,634	$8,458	$(5,916)	$50,176	$47,254	$11,079	$(10,302)	$48,031
Less:
Cash and cash equivalents	-		(19,575)	$(19,575)	-		(15,481)	$(15,481)	-		(11,797)	$(11,797)
Current maturities of long-term debt	-		4,863	4,863	-		4,817	4,817	-		4,764	4,764
Long-term debt, less current maturities			11,568	11,568			11,618	11,618			11,604	11,604

Total Capital Employed	$46,061	$9,137	$(5,064)	$50,134	$47,634	$8,458	$(4,962)	$51,130	$47,254	$11,079	$(5,731)	$52,602

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$46,983	$9,558	$(5,252)	$51,289

Notes:
(1) Operating income excludes restructuring and related charges--see reconciliation per page 5 of this financial information release.
(2)   Return on average capital employed represents operating income for the 6 month period ending November 1, 2009 multiplied by 2 to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, long-term debt, including current maturities and shareholders' equity.

(3) Average capital employed computed using the three periods ending May 3, August 2, and November 1, 2009.